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                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



      Date of Report (date of earliest event Reported)    May 22, 2000
                                                       -----------------




                              COLUMBIA ENERGY GROUP
                              ---------------------
             (Exact name of registrant as specified in its charter)


          Delaware                        1-1098                  13-1594808
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(State or other jurisdiction           (Commission             (IRS Employer
of incorporation)                      File Number)          Identification No.)


                13880 Dulles Corner Lane, Herndon, VA 20171-4600
                ------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (703) 561-6000
                                                           --------------


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Item 5.  Other Events

         Information contained in a News Release dated May 22, 2000 is incorporated herein by reference.




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Columbia Energy Group
                                             ----------------------------------
                                                         (Registrant)




                                             By /s/ J. W. Grossman
                                                -------------------------------
                                                    Vice President & Controller

Date: May 22, 2000


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FOR IMMEDIATE RELEASE                                                CONTACTS:
May 22, 2000                                               Financial Community
                                                 Thomas L. Hughes 703/561-6001
                                            Melissa E. Bockelmann 703/561-6011
                                                                    News Media
                                               R. A. Rankin, Jr.  703/561-6044
                                               Michael J. McGarry 703/561-6063


COLUMBIA ENERGY GROUP TO SELL PROPANE AND PETROLEUM MARKETING OPERATIONS


         HERNDON, Va., May 22, 2000 - Columbia Energy Group today announced that it has decided to sell Columbia Propane Corporation, a wholly owned subsidiary. Based in Richmond, Va., Columbia Propane is the fifth largest propane marketer in the United States, with operations in more than 30 states and nearly 350,000 customers. Annualized sales are approximately 270 million gallons.

         The company also announced its decision to sell Columbia Petroleum Corporation, a diversified petroleum distribution company based in Richland, Pa. Columbia Petroleum engages in retail and wholesale petroleum product sales, transportation, and branded gasoline distribution. In addition to its primary service territory in Pennsylvania, Columbia Petroleum also serves customers in New Jersey, Maryland, and Virginia. Its annualized petroleum sales are approximately 320 million gallons.

         Columbia Energy Group officials said the planned dispositions resulted from its ongoing evaluation of assets in view of the company's business priorities. It was determined that these assets are not consistent with Columbia's long-term strategy. Columbia's review of assets and operations is continuing.

         A briefing package for potential buyers will be prepared. Companies with an interest in acquiring either of the businesses should contact Philip Aldridge, vice president of corporate finance at Columbia Energy Group, (703) 561-6197. For specific information regarding Columbia Petroleum, please contact Greg Driscoll, managing director of Legg Mason at (215) 496-8314.

         Columbia Energy Group, based in Herndon, Va., is one of the nation's leading energy services companies, with assets of approximately $7 billion. Its operating companies engage in nearly all phases of the natural gas business, including exploration and production, transmission, storage and distribution, as well as retail energy marketing, propane and petroleum product sales, and electric power generation. Information about Columbia Energy Group (NYSE:CG) is available on the Internet at www.columbiaenergygroup.com.


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